CALLOWAY'S NURSERY, INC.
                           4200 Airport Freeway
                          Fort Worth, Texas 76117

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON FEBRUARY 11, 1998

TO THE SHAREHOLDERS:

     The Annual Meeting of the Shareholders of CALLOWAY'S NURSERY, INC. will be held at the Fort Worth Botanic Garden, 3220 Botanic
Garden Blvd., Fort Worth, Texas, on February 11, 1998, at 10:00 a.m. (C.S.T.) for the following purposes:

     1.     To elect directors.

     2.     To consider approval of the Company's 1997 Stock Option
            Plan.

     3.     To consider ratification of the appointment of Coopers
            & Lybrand L.L.P. as independent auditors of the Company for its fiscal year ending September 30, 1998.

     4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     Only Shareholders of record as of the close of business on December 19, 1997, will be entitled to notice of or to vote at this Meeting or any adjournment or adjournments thereof. A copy of the Annual Report to Shareholders for the Fiscal Year Ended September 30, 1996 is enclosed with this Notice and Proxy Statement.


     WE HOPE YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              James C. Estill
                              Chairman of the Board

Fort Worth, Texas
Dated: January 12, 1998
                              -1-

                              CALLOWAY'S NURSERY, INC.
                                4200 Airport Freeway
                              Fort Worth, Texas 76117

                                   PROXY STATEMENT

                                       For the

                           ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON FEBRUARY 11, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CALLOWAY'S NURSERY, INC. (the "Company") or use at the Annual Meeting of the Shareholders of the Company to be held at the Fort Worth Botanic Garden, 3220 Botanic Garden Blvd., Fort Worth, Texas, on February 11, 1998, at 10:00 a.m. (C.S.T.) or at any adjournment thereof. This Proxy Statement and Proxy are being mailed to Shareholders on or about January 12, 1998.

     The cost of soliciting proxies is being paid by CALLOWAY'S
NURSERY, INC. In addition to the mails, the Company's officers, directors and other regular employees, without additional compensation, may solicit Proxies personally or by other appropriate means.

     If the enclosed Proxy is properly executed and returned, the shares represented thereby will be voted in the manner specified. If no specification is made by the Proxy, then the shares shall be voted in favor of the recommendations of the Board of Directors. A Proxy may be revoked by a Shareholder at any time prior to the actual exercise thereof by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the Meeting and voting in person.

     Discretionary authority is provided in the Proxy as to any matters not specifically referred to therein. The management is not aware of any other matters which are likely to be brought before the Meeting, however, if any such matters properly come before the Meeting, it is understood that the Proxy holder or holders are fully authorized to vote thereon in accordance with the Proxy holder's or holders' judgment and discretion.

                    RECORD DATE AND VOTING SECURITIES

     Only holders of the Company's $.01 par value common stock ("Common Stock") of record as of the close of business on December 19, 1997, will be entitled to vote on matters presented at the Meeting.
On December 19, 1997, there were outstanding 5,376,733 shares of Common Stock which constituted all of the outstanding voting securities of the Company. Each share of Common Stock will be entitled to one vote on all matters presented at the Meeting. There will be no cumulative voting for members of the Board of Directors. Directors are elected by plurality vote.

                             -2-
     All shares represented at the Meeting in person or by proxy shall be counted in determining the presence of a quorum. Abstentions and broker non-votes will not be considered part of the voting power present with respect to any matter on which such shares abstain or do not vote, which will have the effect of reducing the number of shares voting affirmatively that will be required to approve a matter requiring a majority vote. Approval of the Company's 1997 Stock Option Plan and notification of the appointment of Coopers and Lybrand L.L.P. each will be approved if an affirmative vote is cast for them by a majority of the shares of the Company present and voting in person or voting by proxy at the Meeting.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of December 1, 1997, by (i) each director, (ii) each Named Executive (as defined under EXECUTIVE COMPENSATION), and (iii) all of the executive officers and directors of the Company as a group.

     Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by that person. All persons listed, other than Mr. Weger, are current directors.

               AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                       Number of Shares
                                             ----------------------------------
                                                                   Percent of
Name of Beneficial Owner                      Number               Outstanding
------------------------                      ------               -----------
Dr. Stanley Block                              19,485(1)                 *
John T. Cosby                                 390,901(2)                 7.1%
James C. Estill                               920,896(3)                16.4%
Robert E. Glaze                                99,922(4)                 1.9%
John S. Peters                                126,193(5)                 2.3%
David S. Weger                                 97,918(6)                 1.8%
All Directors and Executive Officers
as a group (7 persons)                      1,732,010                   29.2%
--------------------------
*Less than 1%

<F1>
Includes 3,500 shares that could be acquired through options granted under the 1991 Stock Option Plan which are currently exercisable at $6.125 per share, 4,000 shares that could be acquired through options granted under the 1995 Stock Option Plan for Independent Directors which are currently exercisable at $1.00 per share, 10,000 shares that could be acquired through options granted on an individual grant basis in 1997 which are currently exercisable at $1.125 per share and 1,204 shares that were acquired and are beneficially owned through the Stock Purchase Plan.
<F2>
Includes 120,000 shares that could be acquired through options granted under the 1991 Stock Option Plan which are currently exercisable at $1.00 per share, and 7,920 shares that were acquired and are beneficially owned through the Stock Purchase Plan.
<F3>
Includes 260,000 shares that could be acquired through options granted under the 1991 Stock Option Plan which are currently exercisable at $1.00 per share, and 73,995 shares that were acquired and are beneficially owned through the Stock Purchase Plan.
<F4>
Includes 3,500 shares that could be acquired through options granted under the 1991 Stock Option Plan which are currently exercisable at $6.125 per share, 4,000 shares that could be acquired through options granted under the 1995 Stock Option Plan for Independent Directors which are currently exercisable at $1.00 per share, 10,000 shares that could be acquired through options granted on an individual grant basis in 1997 which are currently exercisable at $1.125 per share and 76,422 shares that were acquired and are beneficially owned through the Stock Purchase Plan.
<F5>
Includes 45,000 shares that could be acquired through options granted under the 1991 Stock Option Plan which are currently exercisable at $1.00 per share, 25,000 shares that could be acquired through options granted under the 1996 Stock Option Plan which are currently exercisable at $1.125 per share and 28,492 shares that were acquired and are beneficially owned through the Stock Purchase Plan.
<F6>
Includes 25,000 shares and 10,000 shares that could be acquired through options granted under the 1991 Stock Option Plan which are currently exercisable at $1.00 per share and $.9375 per share, respectively, and 15,000 shares that could be acquired through options granted under the 1996 Stock Option Plan which are currently exercisable at $1.13 per share.

                             -3-
     Five Percent Shareholders. Messrs. James C. Estill and John T. Cosby, both of 4200 Airport Freeway, Fort Worth, Texas, are beneficial owners of over 5% of the Company's outstanding shares of Common Stock. The information with regard to their beneficial ownership is provided in the preceding table. The following table (2) sets forth, as of December 1, 1997, information with respect to the only other person known by the Company to own beneficially more than 5% of the Common Stock of the Company:

     Name and Address of       Amount and Nature of          Percent
     Beneficial Owner          Beneficial Ownership          of Class
     ---------------------     --------------------          ---------
     Stuart E. Wilkening           288,700(1)                   54
     348 Ancora Drive W.
     Litchfield Park, AZ 85340

<F1>
Sole power to vote or direct the vote.
<F2>
The information in this table was taken from a Schedule 13G filling with the Securities and Exchange Commission.

                BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
     Name                    Age          Position with Company
     ----                    ---          ---------------------
James C. Estill               50          Chairman of the Board,
                                          President, Chief Executive
                                          Officer, and Director

John T. Cosby                 54          Vice President-Corporate
                                          Development, Secretary and
                                          Director

John S. Peters                46          Vice President-Operations and
                                          Director

Robert E. Glaze(1)            77          Director

Dr. Stanley Block(1)          57          Director

<F1>
Member of the Audit Committee and of the Compensation Committee.

     Directors are elected annually by the Shareholders of the Company for one year and hold office until their successors are elected and have qualified. During the fiscal year ended September 30, 1997, there were five meetings of the Board of Directors. Additionally, the Board of Directors took action by unanimous written consent on two occasions.

     The Company has an Audit Committee and a Compensation Committee. Mr. Glaze and Dr. Block are the members of these committees. The Audit Committee monitors the activities of the Company's auditors and reports on such activities to the full Board of Directors. During the Fiscal Year ended September 30, 1997, there were four meetings of the Audit Committee. The Compensation Committee approves the compensation of officers of the Company, administers the benefit plans of the Company and has overall responsibility for the compensation policies of the Company. During the Fiscal Year ended September 30, 1997, there were four meetings of the Compensation Committee.

     Each director of the Company who is not an employee of the Company receives fees of $7200 per year and $250.00 for each Board of Directors or committee meeting attended. Directors who are also employees of the Company are not separately compensated for their services as directors. Stock options which have been granted to each independent director as compensation for his service as a director are described in the footnotes to the BENEFICIAL OWNERSHIP table on page two.

     In addition, each director of the Company may participate in the Company's Stock Purchase Plan. Messrs. Glaze and Block have elected to participate in the Stock Purchase Plan. For the Fiscal Year ended September 30, 1997, the aggregate amounts contributed by the Company under the Stock Purchase Plan to Messrs. Glaze and Block were: Robert
E. Glaze-$10,450; and Dr. Stanley Block-$40. The aggregate number of shares of Common Stock acquired by Messrs. Glaze and Block through the Stock Purchase Plan are included in the footnotes to the BENEFICIAL OWNERSHIP table on page two. Messrs. Estill, Cosby and Peters have also elected to participate in the Stock Purchase Plan, with such participation being described in the EXECUTIVE COMPENSATION section of this Proxy.

                             -4-

     The principal occupations of the directors of the Company, and time served as such, are described below:

     Mr. Estill has been President and a director of the Company since its inception in March 1986.

     Mr. Cosby has been Vice President-Corporate Development of the Company since its inception in March 1986 and previously served as a director of the Company from March 1986 to August 1988. He resumed service as a director of the Company upon completion of its initial public offering in June of 1991.

     Mr. Peters has been Vice President-Operations of the Company since April 1986 and previously served as a director of the Company from April 1986 to August 1988. He resumed service as a director of the Company upon completion of its initial public offering in June of 1991.

     Mr. Glaze has principally been involved in managing his personal investments since 1976. Prior to 1976, Mr. Glaze was the Chief Financial Officer of Trammell Crow Company, a real estate company headquartered in Dallas, Texas. Mr. Glaze currently serves as a member of the Board of Directors of Justin Industries, Inc. He has served as a member of the Board of Directors of the Company since completion of its initial public offering in June of 1991.

     Dr. Block, a chartered financial analyst, has been a Professor of Finance at Texas Christian University in Fort Worth, Texas since 1967. Dr. Block is also an author, consultant and lecturer in the area of finance. He has served as a member of the Board of Directors of the Company since completion of its initial public offering in June of 1991.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater than ten-percent Shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the Fiscal Year ended September 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were filed on a timely basis.

                         ELECTION OF DIRECTORS
                           (Proposal No. 1)

     The Board of Directors presently consists of five (5) members. Management has nominated the persons now serving on the Board of Directors for election to serve as directors until the next Annual Meeting of the Shareholders and until their successors are elected and qualified. All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more of the nominees is not available for election, the Proxy holders named in the enclosed Proxy form intend to vote for such other person or persons as management may nominate. No family relationship exists among the directors, executive officers or nominees of the Company. Information with respect to each nominee is set forth in the section entitled "BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD."

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE FIVE PERSONS NOMINATED BY MANAGEMENT.

                         EXECUTIVE COMPENSATION

     Summary Compensation Table. The individuals named below (the "Named Executives") include the Company's chief executive officer and three other executive officers. Information is provided for the fiscal years ending on September 30, for the three years shown.

                         SUMMARY COMPENSATION TABLE
                                             Annual Compensation
                         ---------------------------------------------------------
                                                     Other             (1)
                                                     Annual          All Other
Name and Principal                                   Compensation    Compensation
Position               Year     Salary $    Bonus $      ($)            (0-$)
------------------     ----     -------     -------   ------------    -----------
James C. Estill        1997     175,000     26,247       -            23,404
 Chairman, President   1996     221,664      6,348       -            25,567
 and Chief Executive   1995     135,000      7,125       -            17,256
 Officer

John T. Cosby          1997     130,000     19,498       -             8,760
 Vice President-       1996     165,000      4,716       -             8,660
 Corporate             1995     100,000      5,278       -             6,546
 Development
 and Secretary

John S. Peters         1997     130,000     19,498        -            5,535
 Vice President-       1996     165,000      4,716        -            5,035
 Operations            1995     100,000      5,278        -            1,907

David S. Weger         1997      95,030     14,253        -           11,240
 Vice President-
 Merchandising

<F1>
Amounts included under All Other Compensation represent amounts contributed to or accrued for 1997, 1996 and 1995 for the Named Executives under the Company's Stock Purchase Plan and amounts paid for life insurance on the lives of the Named Executives.

                             -6-

In August 1994, the Named Executives voluntarily took substantial reductions in their salary, reducing them below the levels called for by employment contracts that each of them had with the Company. In October 1995, the Compensation Committee reinstated the contractual salaries of the Named Executives and authorized repayment of amounts equivalent to the salary reductions. Those repayments are included in the table above under the "Salary" heading for fiscal year 1996.

                    OPTION GRANTS IN LAST FISCAL YEAR
                                                                         Potential Realizable
                                                                         Value At Assumed
                                                                         Annual Rates of Stock
                                                                         Price Appreciation For
                         Individual Grants                               Option Term (3)
----------------------------------------------------------------------   ----------------------
                                    Percent
                    Number of       of Total
                    Securities      Options
                    Underlying      Granted     Exercise
                    Options         to Emloy-   of Base     Expira-
                    Granted         ees In      Price       tion
     Name           (#)(1)          Fiscal Yr.  ($/Sh)       (2)          5%($)          10%($)
----------------------------------------------------------------------    ---------------------
John S. Peters      25,000          7.7%        1.125       08-20-07      $17,688        $44,824

David S. Weger      10,000                       .9375      11-13-06      $ 5,896        $14,941
                    15,000          7.7%        1.125       08-20-97      $10,613        $26,894

<F1>
All of the options were immediately exercisable.
<F2>
The exercise Price was equal to the market value of the underlying Common Stock on the date of grant.
<F3>
These amounts represent assumed rates of appreciation in the price of the Company's Common Stock during the terms of the options. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of exercise. There can be no assurance that the values shown will be realized.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year End Option Values

     The following table summarizes for each of the Named Executives the number of stock options, if any, exercised during the fiscal year ended September 30, 1997, the aggregate dollar value, if any, realized upon exercise, the total number of unexercised stock options held at September 30, 1997, and the aggregate dollar value of the unexercised

                             -7-

options held at September 30, 1997. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of unexercised options at fiscal year-end is the difference between the exercise price of the stock options and the fair market value of the underlying stock at September 30, 1997, which was $1.31 per share. These values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. The underlying options have not been, and may not be, exercised. Actual gains, if any, on exercise will depend on the value of the Company's stock on the date of exercise. There can be no assurance that the values shown will be realized.

               Aggregated Option Exercises In The Last
               Fiscal Year And FY-End Option Values
                 Shares
                 Acquired       Value            Number of              Value of
                 On Exercise    Realized        Unexercised           Unexercised
Name                (#)          ($)         Options at FY-End    Options at FY-End($)
---------------  -----------    --------     -----------------    --------------------
                                             Exer-     Unexer-     Exer-     Unexer-
                                             cisable   cisable     cisable   cisable
                                             -------   -------     -------   -------
James C. Estill       -          -           260,000     -0-       73,125      -0-
Chairman, President
and Chief Executive
Officer

John T. Cosby         -          -           120,000     -0-        33,750     -0-
Vice President-
Corporate
Development

John S. Peters        -          -             70,000    -0-         16,563    -0-
Vice President-
Operations

David S. Weger        -          -             50,000    -0-         12,813    -0-
Vice President-
Merchandising

     Employment Contracts and Change-in-Control Agreements. The Company's employment agreements with Messrs. Estill, Cosby and Peters extend through July 2, 2001. Mr. Estill's agreement provides (i) for a minimum annual base salary of $175,000, (ii) that the Company will continue to maintain life insurance for Mr. Estill in the amount of $1,500,000, the beneficiary of which may be designated by Mr. Estill,
(iii) that the Company will purchase disability insurance for Mr. Estill sufficient to provide three years' compensation should he become disabled and (iv) that, if Mr. Estill's employment is terminated for any reason other than just cause or is constructively terminated, Mr. Estill (a) will be entitled to receive, within 15 days after such termination, a cash payment in an amount equal to three

                             -8-

times the sum of (X) Mr. Estill's then current annual base salary and
(Y) the amount of the bonus, if any, earned by Mr. Estill in respect of the previous Fiscal Year (the "Severance Payment") and (b) will be entitled to participate in all benefit programs of the Company for a period of one year following such termination. The Company will be deemed to have terminated the agreement without "just cause" unless such termination resulted from (i) Mr. Estill's willful and intentional failure to substantially perform his duties, (ii) the commission by Mr. Estill of an illegal act in connection with his employment or (iii) the death or disability of Mr. Estill. Mr. Estill's employment will be deemed to have been "constructively terminated" (i) if his responsibilities or authority have been significantly reduced, (ii) if Mr. Estill is required to relocate outside of the Dallas-Fort Worth area or his salary is reduced in violation of his employment agreement or (iii) if a change in control of the Company occurs, as defined in the employment agreement.

     Mr. Cosby's employment agreement is identical to Mr. Estill's except that Mr. Cosby is Vice President-Corporate Development and his minimum annual base salary is $130,000.

     Mr. Peters' employment agreement is also identical to Mr.
Estill's except that Mr. Peters is Vice President-Operations, his minimum annual base salary is $130,000 and his life insurance is the in amount of $500,000.

     Report of Compensation Committee. The Compensation Committee (the "Committee") is made up of Mr. Robert E. Glaze and Dr. Stanley Block, the two Company Directors who are independent of management.

     Scope of Authority. The Committee is responsible for determining and administering the compensation to be paid to the "executive officers" of the Company, as that term is defined in the rules and regulations under the Securities Exchange Act of 1934. The Committee has been directed to establish annually an incentive plan as part of the compensation of the executive officers. Additionally, the Committee is charged with responsibility for the formation and administration of any plan involving the capital stock of the Company regardless of the level of employees for whose benefit the plan is or was created.

     Objectives. All policies, plans and actions of the Committee are formulated or taken with the goal of maximizing shareholder value by aligning the financial interests of the executive officers with those of the Company's shareholders. This is done through a combination of salary, short-term incentive compensation and long-term incentive compensation such as the granting of options to acquire additional equity in the Company.

     Compensation of Executive Officers for Fiscal 1997. The salaries of each of the Named Executives other than David S. Weger were established under five year employment agreements which expire on July 2, 2001. The salaries called for by those agreements as well as the salary of Mr. Weger and of the other executive officers of the Company were determined through an evaluation of the responsibilities of the position held, the experience of the particular executive, the performance of that individual and by reference to surveys reflecting the compensation of persons holding similar offices with comparable companies.

                             -9-
     In accordance with the Committee's policy of providing a form of short-term incentive compensation tied to current year performance, the Committee approved a Management Profit Sharing Plan for the fiscal year ending September 30, 1997. The plan provides cash incentives for the Company's executive officers, tied to sale and earnings for that fiscal year.

     The executive officers of the Company are provided incentives to maximize growth and increase productivity over the long-term through their substantial share ownership and stock options. The Committee reviews its stock option policy and the status of the Company's stock option program annually. As a result, additional stock options were issued during the year to two of the Named Executives in recognition of their increasing responsibilities and outstanding performance.

     The Committee is of the opinion that the compensation package being provided to its chief executive officer, the three other Named Executives and all other executive officers reflects its goal of offering compensation that is fair to these officers and the Company's shareholders alike by providing adequate base salaries together with substantial opportunity for personal financial growth which parallels management's ability to increase shareholder value. Compensation plans are established to provide additional compensation for superior performance in terms of net profits earned for the benefit of all shareholders. It is intended that the total economic advantages and opportunities provided to the executive officers will be at least equivalent to that provided by comparable corporations.

     Compensation Committee: Robert E. Glaze and Dr. Stanley Block

    Performance Graph. The following graph compares the yearly change during the Company's last five fiscal years in total shareholders' return on the Company's Common Stock, with the cumulative total return on the S&P 500 Index and an index of peer companies (weighted by market capitalization) selected by the Company. Companies in the peer group are Sunbelt Nursery Group, Inc. ("Sunbelt") and General Host Corporation ("General Host"). The comparison assumes $100.00 was invested at the beginning of the period in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.



















                                                      Cumulative Total Return
                                           -------------------------------------------
                                              9/92   9/93   9/94   9/95   9/96   9/97
Calloways Nursery, Inc.          CLWY          100     52     25     19     16     21

PEER GROUP                       PPEER1        100     90     51     71     34     43

S & P 500                        I500          100    113    117    152    183    257

     The above performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          PROPOSAL FOR APPROVAL OF THE CALLOWAY'S NURSERY, INC.
                            1997 STOCK OPTION PLAN
                                (Proposal No. 2)

     On August 14, 1997, the Board of Directors unanimously adopted the Calloway's Nursery, Inc. 1997 Stock Option Plan (the "1997 Plan"). The 1997 Plan is subject to approval by the shareholders and will be voted on at the Meeting. The purpose of the 1997 Plan is to promote the growth and general prosperity of the Company by facilitating its ability to attract and retain superior personnel for positions of substantial responsibility and providing full-time employees with an additional incentive to contribute to the success of the Company. As of the date of this Proxy Statement, no options have been granted under the 1997 Plan. The following summary of the 1997 Plan is qualified in its entirety by reference to the full text of that Plan which is attached as Exhibit A.

Summary Description of the 1997 Plan

     The 1997 Plan provides incentive stock options and nonstatutory stock options exercisable for shares of Common Stock that may be granted to employees of the Company. Non-employee directors of the Company will not be eligible to be granted options under the 1997 Plan.

     The Company will reserve 268,000 shares of Common Stock for issuance under the 1997 Plan. Shares issuable upon the exercise of options granted under the 1997 Stock Option Plan may be either authorized and unissued shares of Common Stock, or issued shares of Common Stock reacquired by the Company and held in treasury. The 1997 Plan will be administered by the Compensation Committee of the Board of Directors.

     The term of any incentive or nonstatutory stock option granted under the Plan may not exceed 10 years. The option exercise price cannot be less than 100% of the fair market value of the Common Stock on the date of grant. "Fair market value" is, as of the date of grant, a value determined by the Compensation Committee on the basis of the last reported sales price for the Common Stock on the date for which such determination is relevant. The aggregate fair market value of the Common Stock (determined at the date of grant) with respect to which incentive stock options granted under the 1997 Plan, and all other plans of the Company, are first exercisable by an Optionee in any one calendar year may not exceed $100,000. Payment for Common Stock issuable upon exercise of an option may be made in the form of cash, Common Stock at fair market value at the date of payment, by note to the extent permissible under the corporate law of the state of Texas, or any combination thereof.

     The option will be exercisable as determined by the Compensation Committee. If a person to whom options have been granted (an "Optionee") ceases to be employed by the Company for any reason other than termination for cause, retirement, death or disability, his option generally may be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment. If an Optionee's employment with the Company is terminated for cause, the option automatically expires. If an Optionee becomes disabled while employed by the Company, any options held become fully exercisable and expire twelve months after the date of termination of employment. If an Optionee dies while employed by the Company or within three months after ceasing to be an employee, the option expires twelve months after the date of death, unless by its terms it expires sooner.

     Incentive stock options may not be transferred by the Optionee in any manner otherwise than at death or pursuant to a qualified domestic relations order. Nonstatutory stock options are similarly restricted but, the Compensation Committee, in its discretion, may allow for transferability by the Optionee to immediate family members.

     In the event of an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization or liquidation or otherwise in a transaction in which the Company is not the surviving corporation or in the event of a change or threatened change in control of the Company, all outstanding options become immediately exercisable.

     The Compensation Committee may amend the terms of the plan, provided that no amendment shall increase the aggregate number of shares subject to the plan, change the minimum purchase price for shares, increase the maximum permitted option term or permit the granting of an option to anyone other than an employee of the Company. No options may be granted under the 1997 Plan after the tenth anniversary of shareholder approval, but options that are outstanding on such date shall continue to be exercisable under their terms.


Federal Income Tax Consequences to the Company and the Optionees

     Incentive Stock Options. Some of the options granted under the 1997 Plan may constitute "Incentive Stock Options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Under present Federal income tax regulations, there will be no Federal income tax consequences to either the Company or an optionee upon the grant of an ISO, nor will an Optionee's exercise of an ISO result in Federal income tax consequences to the Company.
Although an Optionee will not realize ordinary income upon exercise of an ISO, the excess of the fair market value of the Common Stock acquired at the time of exercise over the option price may constitute an adjustment in computing alternative minimum taxable income under
Section 56 of the Code and, thus, may result in the imposition on the Optionee of the "alternative minimum tax" pursuant to Section 55 of the Code. If an Optionee does not dispose of Common Stock acquired through an ISO within one year of the ISO's date of exercise or within two years of the ISO's date of grant, any gain realized upon a subsequent disposition of Common Stock will constitute long-term capital gain to the Optionee, and the Company will not be entitled to any Federal tax deduction. If an Optionee disposes of the Common
Stock within such one-year period, an amount equal to the lesser of
(i) the excess of the fair market value of the Common Stock on the date of exercise over the option price or (ii) the actual gain realized upon such disposition will constitute ordinary income to the Optionee in the year of the disposition. Any additional gain upon such disposition will be taxed as short-term capital gain. The company will receive a deduction in an amount equal to the amount constituting ordinary income to an Optionee.

     Nonstatutory Stock Options. Stock options granted under the 1997 Plan which do not constitute ISOs will be nonstatutory stock options ("Nonstatutory Stock Options"). Under present Federal income tax regulations, there will be no Federal income tax consequences to either the Company or the Optionee upon the grant of a Nonstatutory Stock Option at fair market value. However, the Optionee will realize ordinary income upon the exercise of a nonstatutory option in an amount equal to the excess of the fair market value of the Common
Stock acquired upon the exercise of such option over the option price, and the Company will receive a corresponding deduction. The gain, if any, realized upon a subsequent disposition of such Common Stock will constitute short-term or long-term capital gain to the Optionee, depending on the Optionee's holding period. In addition, the Taxpayer Relief Act of 1997 (the "Act") made significant changes to the taxation of long-term capital gains. In general, the Act reduces the maximum rate of tax on an individual's net capital gain (i.e., the excess of the net long-term capital gain for the taxable year over the net short-term capital loss for the year) from 28% to 20%. The rate is reduced to 10% for net capital gains that would otherwise be taxed at a 15% rate. These rates apply for both the regular tax and the minimum tax.

     For taxable years beginning after December 31, 2000, the maximum capital gains rates for assets which are held more than five years are 8% and 18% (rather than 10% and 20%). The 18% rate only applies to assets with holding periods that begin after December 31, 2000. Finally, the Act provides that the lower capital gains rates do not apply to the sale or exchange of assets held for 18 months or less, effective for amounts properly taken into account after July 28, 1997. The 28% maximum rate will continue to apply to the sale or exchange of capital assets held more than one year but not more than 18 months. However, the 20% maximum rate applies to otherwise qualifying sales or exchanges occurring after May 6, 1997, and before July 29, 1997, if the assets were held for more than one year.

     The Federal income tax consequences described in this section are based on laws and regulations in effect on December 1, 1997, and there are no assurances that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

Market Price of the Company's Common Stock

     The closing market price of the Company's Common Stock as reported on the Nasdaq National Market for December 1, 1997 was $1.97 per share.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE CALLOWAY'S NURSERY, INC. 1997 STOCK OPTION PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXY.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                         (Proposal No. 3)

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed Coopers & Lybrand L.L.P. as independent auditors of the Company for its fiscal year ending September 30, 1998, and recommends that the shareholders ratify this selection. The Board of Directors has been advised that Coopers & Lybrand L.L.P. has no

                             -14-
relationship with the Company other than that arising from the firm's employment as auditors. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting and will be given an opportunity to make a statement, if such representative so desires, and to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS.

               ACTION TO BE TAKEN UNDER THE PROXY

     The accompanying Proxy will be voted "FOR" the election of the five (5) persons recommended by the Board of Directors and named under "BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD" as nominees for directors of the Company, "FOR" approval of the Company's 1997 Stock Option Plan, and "FOR" ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors, unless the Proxy is marked in such a manner as to withhold authority to so vote. The accompanying Proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment or adjournments thereof, the persons named in the accompanying Proxy will vote such Proxy in accordance with their best judgment on any such matter. The persons named in the accompanying Proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

               DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

     Shareholder proposals for inclusion in the Proxy Statement for the 1998 Annual Meeting of Shareholders must be received at the principal executive offices of the Company on or before September 14, 1998.

                         ANNUAL REPORTS

     Form 10-K. The Company will furnish upon request to each person whose Proxy is being solicited, without charge, a copy of the Annual Report of the Company on Form 10-K for the Fiscal Year ended September 30, 1997, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Such report was filed with the Securities and Exchange Commission on December 19, 1997. Requests for copies of such report should be directed to Investor Relations, 4200 Airport Freeway, Fort Worth, Texas 76117,
(817) 222-1122.

     1997 Annual Report to Shareholders.  The Annual Report to
Shareholders of the Company for the Fiscal Year ended September 30, 1997, is enclosed herewith. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of Proxies.

     PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR
MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILING.

                             -15-

                                EXHIBIT A

                         CALLOWAY'S NURSERY, INC.
                          1997 STOCK OPTION PLAN

                            TABLE OF CONTENTS

ARTICLE I................................................................1
   THE PLAN..............................................................1
      1.1   Name.........................................................1
      1.2   Purpose......................................................1
      1.3   Effective Date...............................................1
      1.4   Eligibility to Participate...................................1
      1.5   Shares Subject to the Plan...................................1
      1.6   Maximum Number of Plan Shares................................1
      1.7   Options and Stock Granted Under Plan.........................1
      1.8   Conditions Precedent.........................................1
      1.9   Reservation of Shares of Common Stock........................2
      1.10  Tax Withhholding.............................................2
      1.11  Exercise of Options..........................................2
      1.12  Acceleration of Right to Exercise Options....................3
      1.13  Written Notice Required......................................4
      1.14  Compliance with Securities Laws..............................4
      1.15  Emplooyment of Optionee......................................4
      1.16  Option Upon Termination of Employment........................4
      1.17  Termination of Employment for Cause..........................4
      1.18  Option Upon Disability of Optionee...........................5
      1.19  Option Upon Death of Optionee................................5
      1.20  Options Not Transferable.....................................5
      1.21  Information to Optionees.....................................5

ARTICLE II...............................................................6
   ADMINISTRATION........................................................6
      2.1   Committee....................................................6
      2.2   Appointment of Committee.....................................6
      2.3   Majority Rule; Unanimous Written Consent.....................6
      2.4   Company Assistance...........................................6

ARTICLE III..............................................................6
   INCENTIVE STOCK OPTIONS...............................................6
      3.1   Option Terms and Conditions..................................6
      3.2   Duration of Options..........................................6
      3.3   Purchase Price...............................................6
      3.4   Maximum Amount of Options First Exercisable in
            Any Calendar Year............................................7
      3.5   Requirements as to Certain Options...........................7
      3.6   Individual Option Agreements.................................7

                                - i -

ARTICLE IV...............................................................7
   NONQUALIFIED STOCK OPTIOSN............................................7
      4.1   Option Temrs and Conditions..................................7
      4.2   Duration of Options..........................................7
      4.3   Purchase Price...............................................7
      4.4   Individual Option Agreements.................................7

ARTICLE V................................................................8
      5.1   Termination and Amendment....................................8
      5.2   Adjustments..................................................8

ARTICLE VI...............................................................8
   MISCELLANEOUS.........................................................8
      6.1   Other Option Plans...........................................8
      6.2   Plan Binding on Successors...................................8
      6.3   Number and Gender............................................8
      6.4   Headings.....................................................9
      6.5   Conditions...................................................9

ARTICLE VII..............................................................9
   DEFINITIONS...........................................................9

                                - ii -

                         CALLOWAY'S NURSERY, INC.

                          1997 STOCK OPTION PLAN

                                ARTICLE I

                                 THE PLAN

     1.1     Name.  This Plan shall be known as the "Calloway's
Nursery, Inc. 1997 Stock Option Plan."

     1.2 Purpose. the purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant to its full-time employees Options to purchase
Common Stock of the Company.   This Plan is designed to help the
Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide employees with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to Article III will qualify as "incentive stock options" within the meaning of
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Any option granted pursuant to Article IV shall be clearly and specifically designated as not being an incentive stock option as defined in Section 422(b) of the Code.

     1.3 Effective Date. The Plan shall become effective upon the Effective Date.

     1.4 Eligibility to Participate. Any Employee shall be eligible to participate in the Plan. The Committee may grant Options to an Employee in accordance with such determinations as the Committee from time to time in its sole discretion shall make.

     1.5 Shares Subject to the Plan. The Plan Shares shall be shares of Common Stock.

     1.6 Maximum Number of Plan Shares. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the number of Plan shares that may be issued and sold hereunder shall not exceed 268,000 shares. Plan Shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

     1.7 Options and Stock Granted Under Plan. Plan Shares with respect to which an Option shall have been exercised shall not
again be available for grant hereunder.   If Options terminate
for any reason without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates.

     1.8 Conditions Precedent. the Company shall not issue or deliver any Option Agreement or any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

          (a) The admission of the Plan Shares to listing on all stock exchanges or qualification with any national quotation system on which the Common Stock is then listed or qualified for trading, unless the Committee determines in its sole discretion that such listing or qualification is necessary or advisable;

          (b) The completion of any registration or other qualification of the sale of Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the committee shall in its sole discretion deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

     1.9 Reservation of Shares of Common Stock. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Plan
Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

     1.10     Tax Withholding.

     (a) Condition Precedent. The issuance, delivery or exercise of any Options under the Plan is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, the issuance, delivery or exercise of the Options, then the issuance, delivery or exercise of the Options shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

     (b) Manner of Satisfying Withholding Obligation. When an Optionee participating in the Plan is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, the Optionee may satisfy the obligation, in whole or in part, by electing to (i) have the Company withhold a portion of the Plan Shares acquired upon the exercise of the Option and having an aggregate Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld or (ii) deliver to the Company shares of Common Stock already owned by the Optionee and having an aggregate Fair Market Value on the Tax Date equal to the amount required to be withheld.

     1.11      Exercise of Options.

     (a) Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

     (b) Payment of Purchase Price. The purchase price of any Plan shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) by shares of Common Stock, if permitted by the Committee, (iv) if then permitted under the laws of the State of Texas, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall (A) provide for full personal liability of the maker, (B) bear interest at the lowest rate then possible without causing the maker thereof to have income imputed in connection therewith, (C) be due and payable both as to principal and interest five years from the date such note is made, (D) be secured by the Plan Shares issued in connection therewith, (E) be payable in advance in whole or in part (with the Plan Shares pledged in connection therewith released in the same proportion as such prepayment) and (F) contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock or (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

     1.12     Acceleration of Right to Exercise Options.
Notwithstanding the provisions of any Option Agreement regarding the time for exercise of an Option, the following provisions shall apply:

     (a) Mergers and Reorganizations. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization or liquidation, or otherwise in a transaction in which the Company is not the surviving corporation, any Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Article pursuant to which was granted, whichever occurs first. The Option shall not become immediately exercisable, however, if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

     (b) Change in Control. In the event of a change in control or threatened change in control of the Company, all Options granted prior to the change in control shall become immediately exercisable. The term "change in control" for purposes of this Section shall refer to the acquisition of 20 percent or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of
Section 13(d)(3) of the Exchange Act; provided that no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 20 percent or more of the voting securities of the Company, the full Board shall have adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened shall be determined solely by the Committee.

     1.13 Written Notice Required. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

     1.14 Compliance with Securities Laws. Plan Shares shall not be issued with respect to any Option unless the exercise of the Option and the issuance and delivery of the Plan Shares shall comply with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan shares may then be listed or any national quotation system on which they may be traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which approval shall not be unreasonably withheld. The Committee may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any federal or state law, rule or regulation. Further each Optionee shall consent to the imposition of a legend on the certificate representing the Plan Shares issued upon the exercise of the Option restricting their transferability as required by law or by this Section.

     1.15 Employment of Optionee. Nothing in the Plan or in any Option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any subsidiary or affiliate at any time to terminate or alter the terms of that employment.

     1.16 Option Upon Termination of Employment. If an Optionee ceases to be employed by the Company or any of its subsidiaries or affiliates for any reason other than for cause, retirement, death or disability, his Option may be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the Option or the Article pursuant to which it was granted otherwise provides for earlier termination. If an Optionee ceases to be employed by the Company or any of its subsidiaries or affiliates because the Optionee has retired under a qualified retirement plan of the Company, as determined by the Committee, his Option shall be exercisable (to the extent exercisable on the effective date of such retirement) at any time within 12 months after the effective date of such retirement unless by its terms the Option expires sooner.

     1.17 Termination of Employment for Cause. If an Optionee ceases to be employed by the Company or any of its subsidiaries or affiliates because the Optionee is terminated for cause, the Option shall automatically expire. For purposes of this Section, "cause" shall mean an act or acts involving a felony, fraud, willful misconduct, the commission of any act that causes or reasonably may be expected to cause substantial injury to the Company or other good cause. The term "other good cause" as used in this Section shall include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. "Controlled substance" means a drug, immediate precursor, or other substance listed in Schedules I-V or Penalty Groups 1-4 of the Texas Controlled Substances Act, as amended, or a drug, immediate precursor, or other substance listed in Schedules I-V of the Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended. Notwithstanding the foregoing, if an Optionee is an Employee employed pursuant to a written employment agreement, Employee shall be deemed to be terminated for "cause" for purposes of the Plan only if Employee is considered under the circumstances to have been terminated for cause for purposes of such employment agreement.

     1.18 Option Upon Disability of Optionee. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Company or any of its subsidiaries or affiliates, his Option shall become fully exercisable and shall expire 12 months after the date of such termination, unless either the Option or the Article pursuant to which it was issued otherwise provides for earlier termination.

     1.19 Option Upon Death of Optionee. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while employed by the Company or any of its subsidiaries or affiliates, or within three months after ceasing to be an Employee for reason other than termination for cause, his Option shall expire 12 months after the date of death, unless by its terms it expires sooner. During this twelve-month or shorter period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

     1.20     Options Not Transferable.  Options granted under
Article III may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code and may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative. Options granted under Article IV may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative; provided, however, that the Committee, in its discretion, may allow for transferability of such Options by the Optionee to "Immediate Family Members."

     1.21 Information to Optionees. The Company shall furnish to each Optionee a copy of the annual report, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                           ARTICLE II

                         ADMINISTRATION

     2.1 Committee. The Plan shall be administered by a Committee of not fewer than two members, who shall be nonemployee members of the Board. No member of the Committee shall be eligible to receive Options under the Plan (since they shall not be employees) and each such member shall be a Non-Employee Director. Subject to the express provisions of the Plan, the Committee shall have the sole discretion and authority to determine the Employees to whom and the time or times at which Options may be granted and the number of Plan Shares subject to each Option.

     2.2 Appointment of Committee. The Committee shall be appointed by the Board and shall consist solely of nonemployee members of the Board; provided that the Board may remove any Committee member for cause.

     2.3 Majority Rule; Unanimous Written Consent. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

     2.4 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The company shall furnish the Committee with such clerical and other assistance as is necessary to the performance of its duties.

                         ARTICLE III

                    INCENTIVE STOCK OPTIONS

     3.1 Option Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

     3.2 Duration of Options. Each Option granted pursuant to this Article and all rights granted hereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

     3.3 Purchase Price. The purchase price for each of the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of each of the Plan Shares at the time the grant of the Option becomes effective.

     3.4 Maximum Amount of Options First Exercisable in Any Calendar Year. The maximum aggregate Fair Market Value of Plan shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its subsidiaries and affiliates shall not exceed $100,000. Any Option granted under the Plan and first exercisable in excess of the foregoing limitation shall be considered granted pursuant to Article IV and shall be clearly and specifically designated as not being an incentive stock option.

     3.5 Requirements as to Certain Options. In the event of the grant of any Option under this Article to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or affiliates within the meaning of Section 422(b)(6) of the code, the purchase price for each of the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted and the Option must not be exercisable after the expiration of five years from the date of its grant.

     3.6 Individual Option Agreements. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company as a precondition to receiving an Option under this Article. In such Option
Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

                           ARTICLE IV

                    NONQUALIFIED STOCK OPTIONS

     4.1 Option Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall in its discretion determine, as long as all Options granted under this Article satisfy the requirements of this Article.

     4.2 Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

     4.3 Purchase Price. The purchase price for each of the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of each of the Plan Shares at the time the grant of the Option becomes effective.

     4.4 Individual Option Agreements. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company as a precondition to receiving an Option under this Article. In such Option
Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

                         ARTICLE V

          TERMINATION, AMENDMENT AND ADJUSTMENT

     5.1 Termination and Amendment. The Plan shall terminate ten years after the Effective Date. No Options shall be granted under the Plan after that date of termination. Subject to the limitation contained in this Section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision shall (i) increase the maximum aggregate number of Plan Shares, except as permitted under Section 5.2, (ii) increase the maximum term established under the Plan for any Option or (iii) permit the granting of an Option to anyone other than as provided in the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Employee who has received an Option hereunder, alter or impair any of that Employee's rights or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

     5.2 Adjustments. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number and kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of factional share interests.

                          ARTICLE VI

                         MISCELLANEOUS

     6.1 Other Option Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plan in effect for the Company or any of its subsidiaries or affiliates, nor shall the Plan preclude the Company or any of its subsidiaries or affiliates from establishing any other form of incentive or other compensation for Employees.

     6.2 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company and any of its subsidiaries or affiliates that adopt the Plan.

     6.3 Number and Gender. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

     6.4 Headings. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

     6.5 Conditions. No Options granted under the Plan shall become effective until and unless the Plan has been presented to and approved by the shareholders of the Company within twelve months before or after the date the Plan is adopted by the Board.


                              ARTICLE VII

                              DEFINITIONS

     As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     7.1 "Board" shall mean the Board of Directors of the Company.

     7.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     7.3 "Committee" shall mean the Committee appointed in accordance with Section 2.2.

     7.4 "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

     7.5.     "Company" shall mean Calloway's Nursery, Inc. a Texas
Corporation.

     7.6. "Effective Date" shall mean the date of the shareholder approval required by Section 6.5 of the Plan.

     7.7 "Employee(s)" shall mean employee(s) of the Company or of any of its subsidiaries or affiliates that adopt the Plan and shall not include members of the Board who are not otherwise employed by the Company.

     7.8 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     7.9 "Fair Market Value" shall mean such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common stock are quoted on a national quotation system, such value shall be determined by the Committee on the basis of the last reported sales price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the national quotation system. If the Common Stock is not listed and traded upon a recognized securities exchange or on a national quotation systems, the Committee shall make a determination of Fair Market Value on the basis of the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

     7.10 "Immediate Family Members" means children, grandchildren, spouse, siblings or parents of the Optionee or bona fide trusts, partnerships or other entities controlled by, and of which the beneficiaries are, Immediate Family members of the Optionee. Any option grants that are transferable are further conditioned on the Optionee and Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines.

     7.ll     "Incentive Stock Option" shall mean an Option granted
pursuant to Article III.

     7.12     "Non-Employee Director" shall mean a director who:

              (i)     Is not currently an officer (as defined
in Rule 16a-1(f)) of the Exchange Act of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

              (ii)     Does not receive compensation,
either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Reg. S-K of the Exchange Act ("Reg. S-K");

              (iii)     Does not possess an interest in
any other transaction for which disclosure would be required pursuant to 404() of Reg. S-K; and

              (iv)     Is not engaged in a business
relationship for which disclosure would be required pursuant to
Item 404(b) of Reg. S-K.

     7.13 "Nonqualified Stock Option" shall mean an Option granted pursuant to Article IV.

     7.14 "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

     7.15 "Optionee" shall mean an Employee to whom an Option has been granted hereunder.

     7.16 "Option Agreement" shall mean an agreement between the Company and an Optionee with respect to one or more Options.

     7.17     "Plan" shall mean the Calloway's Nursery, Inc. 1997
Stock Option Plan, the terms of which are set forth herein.

     7.18 "Plan Shares" shall mean shares of Common Stock issuable pursuant to the Plan.

     7.19 "Securities Act" shall mean the Securities Act of 1933, as amended.

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P R O X Y
                        CALLOWAY'S NURSERY, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      For The Annual Meeting of Shareholders -- February 11, 1998

The undersigned hereby appoints James C. Estill and John T. Cosby, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Calloway's Nursery, Inc. held of record by the undersigned on December 19, 1997 at the Annual Meeting of Shareholders to be held in Fort Worth, Texas on February 11, 1998 or any adjournment thereof, and in their discretion to vote upon such other business as may properly come before the meeting.

This Proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named and FOR each of the other proposals specified herein.

(change of address)
     __________________________________   _______________________________
     __________________________________   _______________________________

      (Please vote, sign and date on reverse side and return promptly.)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                         CALLOWAY'S NURSERY, INC.

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

1.     Election of the following nominees                       For All
       as directors: Messrs. Estill, Cosby,     For   Withheld  Except   _________________
       Peters, Glaze and Block.  The            [ ]   [ ]       [ ]      Nominee Exception
       nominees will serve for a term of
       one year, as indicated in the proxy
       statement.

2.     Approval of the Calloway's Nursery, Inc. For    Withheld  Abstain
       1997 Stock Option Plan.                  [ ]    [ ]       [ ]

3.     Ratification of appointment of           For    Withheld  Abstain
       Coopers & Lybrand L.L.P. as              [ ]    [ ]       [ ]
       independent certified public
       accountants for the Company.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF FOR A VOTE OF THE COMMON STOCK.

Sign exactly as your name appears on this proxy card. Joint owners should each sign personally. If acting as attorney, executor, trustee, or in a representative capacity, sign name and indicate title.

                                            Dated:___________________, 1998

                    Signature______________________________________________

                                            Dated:___________________, 1998

                    Signature______________________________________________

   PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
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